SHARE BASED COMPENSATION	9 Months Ended
Sep. 30, 2020
Share-based Payment Arrangement [Abstract]
SHARE BASED COMPENSATION

NOTE 13 — SHARE BASED COMPENSATION

During the third quarter 2020, the Compensation Committee of our Board of Directors approved the grant of 690,000 shares of Restricted Stock Units (“RSUs”) to certain directors, officers and employees of the Company under the 2020 Omnibus Incentive Plan. The Company’s plan is to have broad-based, long-term programs intended to attract and retain talented employees and align stockholder and employee interests. We calculated the fair value of the RSUs at grant date based on the closing market price of our common stock at the date of grant. The compensation expense is recognized on a straight-line basis over the requisite vesting period of the award.

The Company recognized total compensation expense of $3.2 million for the three months and nine months ended September 30, 2020, respectively.

On August 18, 2020, Robert T. Chiles, President of our Construction Group, passed away. Mr. Chiles was the holder of RSUs for 390,000 shares of common stock of the Company, and at his passing these RSU’s became fully vested and converted into 390,000 shares of our common stock. As a result of the immediate vesting of these RSUs, the Company incurred $3.0 million expense.

As of September 30, 2020, the total unrecognized compensation expense related to the non-vested portion of the Company’s restricted stock awards was $2.0 million, which is expected to be recognized over a weighted average period of 3.0 years.

The following table shows the number of restricted stock awards that were granted and vested during 2020:

Restricted Stock Awards	Number of units	Weighted average grant date fair value
Granted	690,000	$7.60
Vested	(390,000)	$7.60
Forfeited	—	$—

As of September 30, 2020	300,000	$7.60